UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 10, 2023

BioCorRx Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54208	90-0967447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2390 East Orangewood Avenue, Suite 500

Anaheim, CA 92806

(Address of principal executive offices) (Zip Code)

(714) 462-4880

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On November 10, 2023, BioCorRx Inc., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “SPA”) with LGH Investments, LLC, a Wyoming limited liability company (the “LGH”), whereby LGH purchased from the Company, for a purchase price of $200,000 (the “Purchase Price”) (i) a promissory note of the Company in the original principal amount of $220,000.00 (the “Note”), (ii) a common stock purchase warrant for 200,000 shares (the “Warrant”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (iii) 24,000 restricted shares of Common Stock (the “Inducement Shares”, and collectively with the Note and Warrant, the “Securities”).

The Note was issued on November 10, 2023 (the “Note Issuance Date”) and is set to mature on August 10, 2024 (the “Maturity Date”). The Company shall repay the Note in equal installments of $39,600 each month beginning on March 10, 2024 and concluding on the Maturity Date. The Note may be prepaid at any time without penalty. The Note bears a one-time interest charge of 8% that was applied to the original principal amount on the Note Issuance Date. The Note is not secured by any collateral or any assets pledged to LGH.

The Warrant is exercisable for four (4) years from the date of issuance at an exercise price of $2 per share.

The foregoing description of the SPA, the Note and the Warrant does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of the SPA, the Note and the Warrant, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 4.1, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

The Securities issued pursuant to the SPA have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and are “restricted securities” as that term is defined by Rule 144 promulgated under the Securities Act.

The issuance of the shares of Common Stock set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the shares of Common Stock was based upon the following factors: (a) the issuance of the Securities was an isolated private transaction by the Company which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the Securities by the Company; (d) the Securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the Securities took place directly between the individual and the Company; and (f) the recipient of the Securities is an accredited investor.

2

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the Commission filing that included such document.

Exhibit No.	Description
4.1	Form of Warrant
10.1	Securities Purchase Agreement by and between BioCorRx Inc. and LGH Investments, LLC, dated November 10, 2023
10.2	Form of Promissory Note

104	Cover Page Interactive Data File (formatted as inline XBRL).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BioCorRx Inc.

Date: November 16, 2023	By:	/s/ Lourdes Felix
Lourdes Felix
Chief Executive Officer

4